UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 21, 2009

IRON MOUNTAIN INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-13045	23-2588479
(Commission File Number)	(IRS Employer Identification No.)

745 Atlantic Avenue

Boston, Massachusetts 02111

(Address of principal executive offices, including zip code)

(617) 535-4766

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Item 8.01 Other Events.

On August 18, 2009, C. Richard Reese, a director and the Executive Chairman of Iron Mountain Incorporated (the “Company”), adopted a stock trading plan (the “Reese 10b5-1 Plan”).  On August 20, 2009, John Clancy, President, Iron Mountain Digital, adopted an unrelated stock trading plan (the “Clancy 10b5-1 Plan”).  Both the Reese 10b5-1 Plan and the Clancy 10b5-1 Plan were adopted in accordance with Rule 10b5-1 under the Securities Exchange Act of 1934, as amended (“Rule 10b5-1”). Under Rule 10b5-1, directors, officers and other employees who are not in possession of material non-public information may adopt a pre-arranged plan or contract for the sale of Company securities under specified conditions and at specified times.

The Reese 10b5-1 Plan is an agreement between Mr. Reese and a broker to sell shares of common stock of the Company (“Common Stock”) that he owns.  Currently, Mr. Reese beneficially owns 5,197,773 shares of Common Stock.  Pursuant to the Reese 10b5-1 Plan, a maximum of 840,000 shares of Common Stock may be sold beginning on August 21, 2009 until the 10b5-1 Plan expires on July 31, 2010. The Reese 10b5-1 Plan specifies the number of shares of Common Stock that may be sold at predetermined prices, subject to the terms and conditions of the Reese 10b5-1 Plan.

The Clancy 10b5-1 Plan is an agreement between Mr. Clancy and a broker to sell shares of Common Stock that he owns as well as exercise Company options (“Options”) that he owns and sell the underlying shares of Common Stock of the Company.  Currently, Mr. Clancy beneficially owns 134,512 shares of Common Stock.  Pursuant to the Clancy 10b5-1 Plan, a maximum of 43,899 shares of Common Stock held by Mr. Clancy, including shares issued upon exercise of Options may be sold beginning on August 21, 2009 until the Clancy 10b5-1 Plan expires on November 20, 2009. The Clancy 10b5-1 Plan specifies the number of Options that may be exercised and shares of Common Stock that may be sold at predetermined prices, subject to the terms and conditions of the Clancy 10b5-1 Plan.

Each of Mr. Reese and Mr. Clancy independently entered into his respective Rule 10b5-1 plan as part of his personal long-term investment strategy for asset diversification and liquidity, and neither will have control over the timing of the sales of shares of Common Stock or exercise of Options, as applicable, under the Reese 10b5-1 Plan or Clancy 10b5-1 Plan.

Transactions under the Reese 10b5-1 Plan or Clancy 10b5-1 Plan will be reported to the Securities and Exchange Commission in accordance with applicable securities laws, rules and regulations. The Company does not undertake to report Rule 10b5-1 plans that may be adopted by any officers or directors in the future, or to report any modifications or termination of any publicly announced trading plan, except to the extent required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRON MOUNTAIN INCORPORATED
(Registrant)

By:	/s/ Ernest W. Cloutier
	Name:	Ernest W. Cloutier
	Title:	Senior Vice President and General Counsel

Date: August 21, 2009